                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 16, 2004
                                                          --------------

                        Lawrence Financial Holdings, Inc.
                        ---------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

         Maryland                     0-31847                31-1724442
         --------                     ---------              ----------
(State or other Jurisdiction of       (Commission            (IRS Employer
 Incorporation or Organization)       File Number)           Identification No.)

                   301 South Fifth Street, Ironton, Ohio 45638
                   -------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                                 (740) 532-0263
                                 --------------
              (Registrant's Telephone Number, including Area Code)

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, If Changed Since Last Report)

ITEM 7.  FINANCIAL STATEMENTS AND OTHER EXHIBITS.
         ---------------------------------------

         Exhibit 99.1  Press Release dated April 16, 2004.


ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION
         ---------------------------------------------

         On April 16, 2004, the Company issued a press release announcing its financial results for the quarter ended March 31, 2004. The press release is furnished as Exhibit 99.1 and incorporated herein by reference.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           LAWRENCE FINANCIAL HOLDINGS, INC.




Date: April 16, 2004                   By: /s/ Jack L. Blair
                                           -------------------------------------
                                           Jack L. Blair
                                           President and Chief Executive Officer